SEMI-ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Federated Stock Trust, which covers the six-month reporting period from November 1, 1999 through April 30, 2000. The report begins with a discussion by the fund's portfolio manager, followed by a complete listing of the fund's holdings and its financial statements.

The fund is managed to pursue long-term growth through a highly diversified portfolio of high-quality common stocks. On the last day of the reporting period, the portfolio included many well-known names, such as AT&T, Allstate, IBM, Kimberly-Clark, Merck, and Wal-Mart.

Over the six-month reporting period, Federated Stock Trust's diversified portfolio produced a slightly negative total return of (0.09%)1 through $0.18 per share in income dividends, $2.55 in capital gain dividends and a net asset value decrease of $2.77. Total net assets were $1.5 billion on April 30, 2000.

Thank you for participating in the growth opportunities of high-quality stocks through Federated Stock Trust. As always, we will continue to provide you with the highest level of professional service. We invite your questions or comments.

Sincerely,

Glen R. Johnson

Glen R. Johnson
President
June 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

The six-month reporting period ended April 30, 2000, provided equity investors with another reasonable period of returns, as evidenced by the Standard & Poor's 5001 (the "S&P 500") total return of 7.19%. Technology stocks once again dominated market returns as excess liquidity provided to the financial system in preparation for "Y2K" translated into an explosion in Technology valuations. November and December of last year witnessed the NASDAQ 1002 increase by over 40% in value. Despite a 15% correction in prices during the last six weeks of the semi-annual reporting period, the S&P Technology sector returned 37% for the reporting period. The strength in Technology stocks was surprising given that the Federal Reserve Board (the "Fed") raised their targeted Fed Funds rate three times during the six-month reporting period. At the same time, fears of an overheating economy and additional Fed tightening translated into weakness in the Financial and Cyclical sectors of the stock market. The Russell 1000 Value Index3 returned (0.99%) for the reporting period, dragged down by traditional value sectors of the market such as Transportation, Basic Materials and Financials.

The fund returned (0.09%)4 for the six-month reporting period as compared to a return of 1.78%5 for the Average Morningstar Large Cap Value Fund and 7.19% for the S&P 500. Leading sectors for the semi-annual period were Technology (up 37%), Capital Goods (up 11%) and Utilities (up 9%). Lagging sectors included Transportation (down 9%), Basic Materials (down 8%) and Financials (down 7%). Aiding performance relative to the S&P 500 for the six month reporting period was an overweight position in Utilities and favorable security performance in the Energy sector (ENSCO International and Tosco). More than offsetting these favorable influences was our value bias causing us to underweight the richly priced Technology sector. In addition, our Financial (Conseco and CIT Group) and Technology (Storage Technology and Eastman Kodak) stocks underperformed for the reporting period.

1 The S&P 500 Index is an unmanaged composite index of stock in industry, transportation and financial and public utility companies. Investments cannot be made in an index.

2 The NASDAQ-100 Index is unmanaged, capitalization-weighted, and includes 100 of the largest non-financial companies, domestic and foreign, in the NASDAQ National Market. In addition to meeting the qualification standards for inclusion in the NASDAQ National Market, these issues have strong earnings and assets. Investments cannot be made in an index.

3 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made in an index.

4 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Morningstar, Inc.©2000 Morningstar does not guarantee the accuracy of this information. Past performance cannot guarantee future results.

5 Morningstar Averages represent the average total returns reported by all mutual funds designated by Morningstar as falling into the respective categories indicated.

Our equity market outlook is based upon the premise that U.S. stocks are overvalued by all traditional measures, but pockets of reasonable valuation exist within certain sectors. Despite the recent correction in Technology stocks, the valuation differentials between the "haves" and "have nots" still remain extremely wide. For those companies, conducting business in the "New Economy," valuation does not seem to matter. For those companies not fortunate enough to participate, valuations are at relative historic lows. As one market observer put it "As an ocean of cash has been drawn into the Technology bubble, lots of very good companies have been beached." Over 45% of the stocks in the portfolio trade for less than 12X forward 12 month earnings, a huge discount to the S&P 500 which trades at 26X forward 12 month earnings. However, the catalyst to unwind these valuation differences remains to be seen, and the specter of rising interest rates and increased inflation keeps a damper on "Old Economy" valuations. Many "New Economy" investors believe that Technology shares will be immune to rising rates, but "Old Economy" companies still generate the majority of capital spending. At some point, investors will recognize the disparities between the market values and franchise values, of many overlooked leading companies, and will gravitate back toward these names given their compelling risk/reward profile. We believe that your portfolio is well positioned to take advantage of this rotation when it occurs.

Portfolio of Investments

APRIL 30, 2000 (UNAUDITED)

Shares			Value
		COMMON STOCKS--99.0%
		Basic Materials--1.6%
2,287,500		LTV Corp.	$8,149,219
296,500		PPG Industries, Inc.	16,122,187

		TOTAL	24,271,406

		Capital Goods--10.7%
375,000		Honeywell International, Inc.	21,000,000
336,400		Ingersoll-Rand Co.	15,789,775
301,000		Johnson Controls, Inc.	19,057,063
596,000		Koninklijke (Royal) Philips Electronics NV, ADR	26,596,500
276,500		Northrop Grumman Corp.	19,596,937
459,400		Parker-Hannifin Corp.	21,362,100
219,800		Textron, Inc.	13,613,863
467,544		Tyco International Ltd.	21,477,803
420,400		Waste Management, Inc.	6,673,850

		TOTAL	165,167,891

		Communication Services--6.1%
528,850		AT&T Corp.	24,690,684
272,800		Bell Atlantic Corp.	16,163,400
306,800		BellSouth Corp.	14,937,325
224,800		GTE Corp.	15,230,200
332,654		U.S. West, Inc.	23,680,807

		TOTAL	94,702,416

Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--10.4%
367,900		Block (H&R), Inc.	$15,382,819
856,200	[1]	Cendant Corp.	13,217,587
952,900		Cooper Tire & Rubber Co.	12,864,150
445,579		Delphi Auto Systems Corp.	8,521,698
351,200	[1]	Federated Department Stores, Inc.	11,940,800
333,400		Ford Motor Co.	18,232,812
251,600		General Motors Corp.	23,556,050
636,000		Hasbro, Inc.	10,136,250
982,900	[1]	K Mart Corp.	7,986,062
309,200		Knight-Ridder, Inc.	15,170,125
132,700		TRW, Inc.	7,762,950
292,900		Wal-Mart Stores, Inc.	16,219,338

		TOTAL	160,990,641

		Consumer Staples--10.9%
300,867		CBS Corp.	17,675,937
798,800	[1]	Charter Communications, Inc.	11,732,375
515,600		General Mills, Inc.	18,754,950
406,700		Kimberly-Clark Corp.	23,614,019
497,600		Nabisco Group Holdings Corp.	6,406,600
642,200		News Corp. Ltd., ADR	28,256,800
517,200		Philip Morris Cos., Inc.	11,313,750
1,014,000		Sara Lee Corp.	15,210,000
572,200		UST, Inc.	8,583,000
493,000	[1]	Viacom, Inc., Class A	27,022,563

		TOTAL	168,569,994

Shares			Value
		COMMON STOCKS--continued
		Energy--8.5%
476,900		Ashland, Inc.	$16,274,212
181,500		Chevron Corp.	15,450,188
684,400		ENSCO International, Inc.	22,713,525
245,800		ExxonMobil Corp.	19,095,587
342,800		Royal Dutch Petroleum Co., ADR	19,668,150
196,000		Texaco, Inc.	9,702,000
505,700		Tosco Corp.	16,214,006
539,500		USX Corp.	12,577,094

		TOTAL	131,694,762

		Financials--17.8%
241,975		ABB AB, ADR	25,368,659
291,100		Allmerica Financial Corp.	15,755,787
616,900		Allstate Corp.	14,574,262
391,700		Bank of America Corp.	19,193,300
415,506		Bear Stearns Cos., Inc.	17,814,820
207,400		CIGNA Corp.	16,540,150
1,117,000		CIT Group, Inc., Class A	18,919,187
1,899,700		Conseco, Inc.	10,329,619
416,700		First Union Corp.	13,282,312
414,800		Lincoln National Corp.	14,440,225
265,300		Loews Corp.	14,624,662
324,800		MBIA Insurance Corp.	16,057,300
158,450		Marsh & McLennan Cos., Inc.	15,617,231
372,500		Morgan Stanley, Dean Witter & Co.	28,589,375
409,300		PNC Bank Corp.	17,855,712
650,200		Washington Mutual, Inc.	16,620,738

		TOTAL	275,583,339

Shares			Value
		COMMON STOCKS--continued
		Health Care--9.7%
472,000		Abbott Laboratories	$18,142,500
299,671		Baxter International, Inc.	19,516,074
1,882,100	[1]	Beverly Enterprises, Inc.	6,352,087
474,000		Bristol-Myers Squibb Co.	24,855,375
1,776,800	[1]	HEALTHSOUTH, Corp.	14,325,450
268,200		Merck & Co., Inc.	18,639,900
508,822		Pharmacia & John, Inc.	25,409,299
353,400		United Healthcare Corp.	23,567,363

		TOTAL	150,808,048

		Technology--17.3%
363,700		Compaq Computer Corp.	10,638,225
193,800	[1]	Computer Sciences Corp.	15,806,812
184,400		Eastman Kodak Co.	10,314,875
329,500		Electronic Data Systems Corp.	22,653,125
596,600		First Data Corp.	29,046,963
639,800		Galileo International, Inc.	14,795,375
215,300		International Business Machines Corp.	24,032,862
217,000	[1]	Lexmark International Group, Class A	25,606,000
1,540,400	[1]	Novell, Inc.	30,230,350
418,300	[1]	Seagate Technology, Inc.	21,254,869
896,600	[1]	Storage Technology Corp.	11,655,800
422,200	[1]	Sun Microsystems, Inc.	38,816,013
550,000	[1]	Unisys Corp.	12,753,125

		TOTAL	267,604,394

Shares			Value
		COMMON STOCKS--continued
		Transportation--1.0%
363,000		Union Pacific Corp.	$15,291,375

		Utilities--5.0%
688,000		Entergy Corp.	17,501,000
323,800		FPL Group, Inc.	14,631,713
587,000		P G & E Corp.	15,225,313
426,000		Public Service Enterprises Group, Inc.	15,282,750
587,500		Reliant Energy, Inc.	15,642,188

		TOTAL	78,282,964

		TOTAL INVESTMENTS (IDENTIFIED COST $1,293,624,761)[2]	$1,532,967,230

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $1,293,624,761. The net unrealized appreciation of investments on a federal tax basis amounts to $239,342,469 which is comprised of $447,039,930 appreciation and $207,697,461 depreciation at April 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,548,137,503) at April 30, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $1,293,624,761)		$1,532,967,230
Income receivable		2,536,483
Receivable for investments sold		46,747,981
Receivable for shares sold		649,566

TOTAL ASSETS		1,582,901,260

Liabilities:
Payable for investments purchased	$14,658,549
Payable for shares redeemed	2,355,933
Payable to bank	17,296,581
Payable for taxes withheld	9,132
Accrued expenses	443,562

TOTAL LIABILITIES		34,763,757

Net assets for 44,150,125 shares outstanding		$1,548,137,503

Net Assets Consist of:
Paid-in capital		$1,216,173,612
Net unrealized appreciation of investments[1]		239,342,469
Accumulated net realized gain on investments		89,913,169
Undistributed net investment income		2,708,253

TOTAL NET ASSETS		$1,548,137,503

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,548,137,503 ÷ 44,150,125 shares outstanding		$35.06

1 Includes $4,704,126 of unrealized appreciation at April 28, 2000, related to the acquisition of WCT Equity Fund.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $131,290)			$15,953,708
Interest			761,958

TOTAL INCOME			16,715,666

Expenses:
Investment adviser fee		$5,297,461
Administrative personnel and services fee		599,601
Custodian fees		47,240
Transfer and dividend disbursing agent fees and expenses		226,084
Directors'/Trustees' fees		9,458
Auditing fees		6,867
Legal fees		4,001
Portfolio accounting fees		63,920
Shareholder services fee		1,990,186
Share registration costs		97,387
Printing and postage		23,075
Insurance premiums		170
Miscellaneous		12,297

TOTAL EXPENSES		8,377,747

Waiver and Expense Reduction:
Waiver of shareholder services fee	$(840,655)
Fees paid indirectly from directed broker arrangements	(6,604)

TOTAL WAIVERS AND EXPENSE REDUCTIONS		(847,259)

Net expenses			7,530,488

Net investment income			9,185,178

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			89,913,439
Net change in unrealized depreciation of investments			(107,270,028)

Net realized and unrealized loss on investments			(17,356,589)

Change in net assets resulting from operations			$(8,171,411)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) April 30, 2000	Year Ended October 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$9,185,178	$16,250,512
Net realized gain on investments ($89,913,439 and $111,628,083, respectively, as computed for federal tax purposes)	89,913,439	111,628,083
Net change in unrealized appreciation (depreciation)	(107,270,028)	28,045,263

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,171,411)	155,923,858

Distributions to Shareholders:
Distributions from net investment income	(8,333,616)	(15,491,074)
Distributions from net realized gains	(111,599,147)	(148,430,859)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(119,932,763)	(163,921,933)

Share Transactions:
Proceeds from sale of shares	452,055,659	682,935,698
Proceeds from shares issued in connection with the tax-free acquisition of assets from WCT Equity Fund	21,751,387 [1]	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund	--	5,826,243
Proceeds from shares issued in connection with the tax-free transfer of assets from Vermont National Bank, a Common Trust Fund	--	4,453,500
Net asset value of shares issued to shareholders in payment of distributions declared	88,299,194	112,836,967
Cost of shares redeemed	(545,114,913)	(587,623,382)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	16,991,327	218,429,026

Change in net assets	(111,112,847)	210,430,951

Net Assets:
Beginning of period	1,659,250,350	1,448,819,399

End of period (including undistributed net investment income of $2,708,253 and $1,856,691, respectively)	$1,548,137,503	$1,659,250,350

1 Includes $4,704,126 of unrealized appreciation at April 28, 2000, related to the acquisition of WCT Equity Fund.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) April 30,	Year Ended October 31,
	2000	1999 [1]	1998	1997	1996	1995
Net Asset Value, Beginning of Period	$37.83	$38.07	$39.90	$34.38	$30.66	$26.33
Income From Investment Operations:
Net investment income	0.20	0.37	0.37	0.36	0.53	0.47
Net realized and unrealized gain (loss) on investments	(0.24)	3.64	5.38	9.54	5.84	5.04

TOTAL FROM INVESTMENT OPERATIONS	(0.04)	4.01	5.75	9.90	6.37	5.51

Less Distributions:
Distributions from net investment income	(0.18)	(0.36)	(0.36)	(0.38)	(0.51)	(0.49)
Distributions from net realized gain on investments	(2.55)	(3.89)	(7.22)	(4.00)	(2.14)	(0.69)

TOTAL DISTRIBUTIONS	(2.73)	(4.25)	(7.58)	(4.38)	(2.65)	(1.18)

Net Asset Value, End of Period	$35.06	$37.83	$38.07	$39.90	$34.38	$30.66

Total Return[2]	(0.09%)	11.03%	16.40%	32.27%	22.08%	21.98%

Ratios to Average Net Assets:

Expenses	0.95%[3]	0.95%	0.96%	0.99%	0.99%	1.01%

Net investment income	1.15%[3]	0.98%	0.98%	0.99%	1.64%	1.71%

Expense waiver/reimbursement[4]	0.11%[3]	0.10%	0.11%	0.13%	0.15%	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,548,138	$1,659,250	$1,448,819	$1,174,018	$830,545	$632,069

Portfolio turnover	16%	25%	41%	71%	55%	42%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 2000 (UNAUDITED)

ORGANIZATION

Federated Stock Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide growth of income and capital by investing principally in a professionally management and diversified portfolio of common stock of high-quality companies.

On April 28, 2000, the Fund acquired all the net assets of the WCT Equity Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 648,927 Shares of the Fund (valued at $22,751,387) for the 3,055,757 shares of the Acquired Fund Shares outstanding on April 28, 2000. The Acquired Fund's net assets of $22,751,387 which consisted of $18,047,631 of Paid-in Capital and $4,704,126 of unrealized appreciation, at that date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $1,525,386,116 and $22,751,387, respectively. Immediately after the acquisition, the combined aggregate net assets of the Fund were $1,548,137,503.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their market value as determined in good faith using methods approved by the Board of Trustee (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

	Six Months Ended April 30, 2000	Year Ended October 31, 1999
Shares sold	12,853,419	17,620,456
Proceeds from shares issued in connection with the tax-free acquisition of assets from WCT Equity Fund	648,927	--
Shares issued in connection with the tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund	--	164,444
Shares issued in connection with the tax-free transfer of assets from Vermont National Bank, a Common Trust Fund	--	105,709
Shares issued to shareholders in payment of distributions declared	2,507,353	3,081,401
Shares redeemed	(15,720,852)	(15,170,316)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	288,847	5,801,694

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion. The Adviser will waive, to the extent of its adviser fee, the amount, if any, by which the Fund's aggregate annual operating expenses (excluding interest, taxes, brokerage, commissions, and extraordinary expense) exceed 1% of average daily net assets of the Fund.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the reporting period ended April 30, 2000 were as follows:

Purchases	$247,398,144

Sales	$318,048,686

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated Stock Trust

SEMI-ANNUAL REPORT TO SHAREHOLDERS

APRIL 30, 2000

Federated
Federated Stock Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313900102

8083101 (6/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.